UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           November 15, 2004

CREDIT ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number 000-20202

Michigan (State or other jurisdiction of incorporation or organization)	38-1999511 (I.R.S. Employer Identification No.)

25505 W. TWELVE MILE ROAD, SUITE 3000 Southfield, Michigan (Address of Principal Executive Offices)	48034-8339 (Zip Code)

Registrant’s telephone number, including area code: (248) 353-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     Credit Acceptance Corporation is furnishing presentation materials, included as Exhibit 99.1 to this report, which were prepared for a presentation to an institutional investor occurring on November 15, 2004. Credit Acceptance Corporation is not undertaking to update this presentation. This report should not be deemed an admission as to the materiality of any information contained in the presentation.

     The information furnished in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

          99.1    Investor Presentation Materials, dated November 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION (Registrant)

By: /s/ Douglas W. Busk

Douglas W. Busk
Treasurer
November 15, 2004

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Investor Presentation Materials, dated November 15, 2004